Select Ten United Kingdom Portfolio	Series 003 [8/11/00 - Current Offering] | cusip: 29471R125

Fund Overview

As of August 24, 2000
Closing NAV: 0.98248	Previous Close: 0.98817	Change: -0.00569	% Change: -0.58000%
The Objective:
The United Kingdom Portfolio seeks total return through a combination of current dividend income and capital appreciation.

The Strategy:
The Portfolio looks for potential values in the United Kingdom equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten Financial Times Industrial Ordinary Share Index (FT Index) stocks with the highest dividend yield, selected shortly before the Portfolio's offering.

Each year we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the new Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with this Strategy for at least three to five years for potentially more consistent results.

Offered By:
This portfolio is offered by Merrill Lynch (UKT003), PaineWebber (UKT003), Morgan Stanley Dean Witter (FTSE003), Salomon Smith Barney (UKT003).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.

Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of August 24, 2000
Security	Symbol	Price	% of Portfolio
Peninsular and Oriental Steam Navigation Company	PO GS	9.21	10.88
Boots Company Plc	BOOTGS	8.17	10.82
Lloyds TSB Group Plc	LLOYGS	9.48	10.79
Royal & Sun Alliance Insurance Group PLC	RSA GS	7.11	10.73
Marks & Spencer Plc	MKS GS	3.10	9.80
Imperial Chemical Industries Plc	ICI GS	6.97	9.71
Blue Circle Industries PLC	BCI GS	6.05	9.68
Scottish Power PLC	SPW GS	7.93	9.62
Tate & Lyle Plc	TATEGS	4.10	9.31
British Airways	BAY GS	4.96	8.55

Selection Methodology
Only stocks from the FT Index are selected for the Portfolio. A screening process is used to select the ten highest dividend-yielding stocks from the FT Index. A higher yield may indicate that a stock is out of favor. The financial strength of these companies makes it possible that they can rebound from such price under-valuation.

Performance

Performance From Inception Through June 30, 2000
Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Average Annual Total Return	Offer to End Date	Return
Series B	6/21/93	45.86%	5.52%	6/1/98 - 7/9/99	-0.46%
Series C	9/28/93	56.29%	6.83%	9/28/98 - 10/29/99	19.62%
Series A	1/5/94	41.92%	5.54%	2/4/99 - 3/10/00	-6.20%
Series 3	7/22/96	37.50%	8.41%	8/3/98 - 9/10/99	6.80%
Series 5	11/1/96	28.59%	7.11%	11/16/98 - 12/17/99	14.84%
Series 1	2/25/97	36.86%	9.83%	3/8/99 - 4/7/00	-1.33%

Past performance is no indication of future results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions and reflect deduction of maximum applicable sales charges and expenses. Average Annualized Return differs from Most Recently Completed Portfolio because the figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses
Defining Your Costs First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 8/11/00)	0.250%	$2.48
Estimated Annual Expenses (as a % of net assets on date of deposit)	0.322%	$3.18

Estimated Organization Costs		$3.82

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.
Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?
Yes, if you want current dividend income and capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in international equity securities of different issuers in a variety of industries.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The value of your investment will change with the prices of the underlying stocks and currency exchange rates.The prices of United Kingdom stocks fluctuate widely.

The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

The Portfolio should not be considered a complete investment program and may be considered speculative.

There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices or currency exchange rates will not decline or that the Portfolio will outperform the Index.

These stocks may have higher yields because they or their industries may be experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which cause these relatively low prices will change.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year

Reinvestment Options

By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distribution payments are based in part on the size of your investment, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.
Tax Reporting

U.S. investors will include in income their share of dividends, grossed up for certain taxes paid by U.K. issuers; however they may not be able to obtain refunds for such taxes.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors can defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Trustee
The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks, nor approved any information included in this, the brochure or the prospectus.

 Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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